UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-01236

DWS Market Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
(Name and Address of Agent for Service)

Date of fiscal year end:	8/31

Date of reporting period:	8/31/2012

ITEM 1.	REPORT TO STOCKHOLDERS

AUGUST 31, 2012 Annual Report to Shareholders

DWS Disciplined Market Neutral Fund

Contents
4 Portfolio Management Review
11 Performance Summary
14 Investment Portfolio
29 Statement of Assets and Liabilities
31 Statement of Operations
32 Statement of Changes in Net Assets
33 Financial Highlights
37 Notes to Financial Statements
46 Report of Independent Registered Public Accounting Firm
47 Information About Your Fund's Expenses
48 Tax Information
49 Summary of Management Fee Evaluation by Independent Fee Consultant
53 Board Members and Officers
58 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

While market neutral funds may outperform the market during periods of severe downturn, they may also underperform the market during periods of market rallies. Short sales — which involve selling borrowed securities in anticipation of a price decline, then returning an equal number of the securities at some point in the future — could magnify losses and increase volatility. Stocks may decline in value. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review (Unaudited)

Market Overview and Fund Performance

All performance information below is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had. Please refer to pages 11 through 13 for more complete performance information.

Portfolio management buys (takes long positions in) common stocks that it believes are undervalued and sells short common stock (borrows the stock and then sells it) that it believes is overvalued. The fund's investment strategy is designed to maintain approximately equal dollar amounts invested in long and short positions under normal circumstances. By employing this market-neutral strategy, the fund seeks to limit its volatility relative to movements in the overall stock market (that is, the fund's price movements are not expected to correlate closely with the market's price movements). Portfolio management attempts to achieve returns for the fund that exceed the return on an investment in 3-month U.S. Treasury Bills.
In choosing investments, portfolio management utilizes quantitative techniques. Portfolio management begins by sorting the stocks of the Russell 1000® Index (generally the 1,000 largest publicly traded companies in the United States) into industry groups. Portfolio management assigns expected levels of return to each stock based on how it compares to others in its industry group according to current and historical data, such as measures of how expensive a stock is, earnings growth potential and market sentiment. Portfolio management then uses a quantitative model to build a portfolio, taking long positions in stocks identified as undervalued and short positions in stocks identified as overvalued.

During the 12-month period ended August 31, 2012, the fund's total return was 0.00%. In comparison, its benchmark — the Citigroup 3-Month T-Bill Index — returned 0.05%. The fund's three- and five-year average annual total returns are 0.48% and 1.14%, which compare favorably with the benchmark returns of 0.10% and 0.71%, respectively, in the same intervals. The fund also has outpaced its Morningstar peer group, Market Neutral Funds, in the five-year period.

The fund lagged the return of the Russell 1000 Index, but it also provided investors with less volatile performance than the broader market. We believe this helps illustrate the way in which this fund can help provide diversification to traditional investment portfolios.

Fund Performance

The fund's flat performance reflects the fact that the value of its long positions rose to about the same degree as the value of its short positions declined. In this way, we did not fulfill our goal of capturing the "spread" between the outperformance of our highest-rated stocks compared to those we ranked the lowest.

"We believe that building a diversified portfolio involves not just adding more assets, but adding uncorrelated assets."

Our stock selection process worked well in a number of areas. Foremost among these was the energy sector, where we generated gains via both our long and our short positions. On the long side, our leading contributors were the refining companies Valero Energy Corp. and Tesoro Corp., which benefited from the rising gap between the cost of crude oil, their primary input, relative to their finished products, such as unleaded gasoline. At the same time, we benefited from short positions in stocks of natural gas and coal companies — such as SM Energy Co., Ultra Petroleum Corp.* and Peabody Energy Corp. — that were hit hard by the falling prices of those commodities.

* Not held in the portfolio as of August 31, 2012.

The story was similar in the commercial services/supplies and the telecommunication services industries, where both our long and short positions produced positive returns. In the former group, our leading contributors were our short position in the for-profit education company DeVry, Inc. and our long position in the payment processing firm Total System Services, Inc. In telecommunication services, a long position in Sprint Nextel Corp. and a short position in Acme Packet Inc. were standout performers.

Other market segments in which our process worked well were software/services, materials and automobiles/components.

The fund's weakest industry was capital goods, where the underperformance of our short positions far exceeded the gains we generated on the long side. The most significant detractors were General Electric Co.,* Amphenol Corp.* and Illinois Tool Works, Inc., all of which rose during the periods in which the fund was positioned for them to underperform.

In the financials sector, our stock selection process underperformed on both the long and the short sides of the market. In the former group, the largest detractor was JPMorgan Chase & Co.;* in the latter segment, our performance was hurt by short positions in Ameriprise Financial, Inc. and Raymond James Financial, Inc.

Utilities also proved to be an area of weakness for the fund. Here, our short positions in stocks such as El Paso Corp.* and Spectra Energy Corp. weighed on performance at a time in which utilities, in general, delivered outstanding returns amid investors' search for safer, higher-yielding investments.

* Not held in the portfolio as of August 31, 2012.

Health care equipment/services, and technology hardware/equipment were also areas in which our stock selection process underperformed.

Outlook and Positioning

Our philosophy is based on two key principles: that investor behavior is predictable, and that different stock selection techniques work best under various market conditions. For example, what works well during periods of relative calm is not likely to be profitable during periods of market turmoil. We use this input to make appropriate adaptations to our multifaceted stock selection model, with the goal of constructing a portfolio that is optimized to outperform in the current environment.

Ten Largest Long Equity Holdings at August 31, 2012 (12.1% of Net Assets)
1. Valero Energy Corp. Owner and operator of refineries	1.3%
2. Marathon Petroleum Corp. Refines, transports and markets petroleum products	1.3%
3. Eli Lilly & Co. Producer of pharmaceuticals	1.2%
4. HollyFrontier Corp. Transports, stores and markets petroleum products	1.2%
5. Tesoro Corp. Explorer of crude oil and gas	1.2%
6. Telephone & Data Systems, Inc. Diversified telecommunications company	1.2%
7. AOL, Inc. Provider of Web services	1.2%
8. Oshkosh Corp. Manufacturer of specialized motor vehicles for commercial and military purposes	1.2%
9. The Gap, Inc. Operator of apparel specialty stores	1.2%
10. Marathon Oil Corp. Provider of oil and gas	1.1%

Ten Largest Securities Sold Short Equity Holdings at August 31, 2012 (11.7% of Net Assets)
1. Tiffany & Co. Operator of jewelry and gift stores	1.2%
2. Global Payments, Inc. Provides electronic transaction processing, information systems and services	1.2%
3. Prologis, Inc. Owner, operator and developer of industrial real estate	1.2%
4. Becton, Dickinson & Co. Provider of medical supplies and devices	1.2%
5. SBA Communications Corp. Owns and operates wireless communications infrastructure	1.2%
6. Pioneer Natural Resources Co. An oil and gas exploration and production company	1.2%
7. Mead Johnson Nutrition Co. Manufacturer of products for infants, children, and expectant and nursing mothers	1.2%
8. Eaton Corp. Manufactures engineered products which serve industrial, vehicle, construction, commercial and aerospace markets	1.1%
9. Expeditors International of Washington, Inc. A global logistics company	1.1%
10. Compass Minerals International, Inc. Provider of highway deicing salt	1.1%
Portfolio holdings and characteristics are subject to change.
For more complete details about the fund's investment portfolio, see page 14. A quarterly Fact Sheet is available on www.dws-investments.com or upon request. Please see the Account Management Resources section on page 58 for contact information.

We believe this systematic approach is effective over the long term, even though it did not work well during the past year — a time characterized by choppy market conditions and rapid shifts in investor sentiment. While the fund generated flat returns in the short term, it is important to keep in mind that our goal is to provide diversification and add value over a full market cycle.

We also believe that building a diversified portfolio involves not just adding more assets, but adding uncorrelated assets. During the five-year period ended August 31, 2012, the fund had low correlations to both U.S. stocks (-0.02) and bonds (0.08). In addition, the fund has been less than one third as volatile as the broader market in the period since inception, while the Standard & Poor's 500® (S&P 500) Index experienced volatility of 18.37%, the fund's volatility was just 5.27%.

During the past year, stocks were supported by low interest rates, attractive valuations and the robust financial health of U.S. corporations. At the same time, however, external factors such as the European debt crisis and China's slowing growth rate weighed on investor sentiment. We believe near-term market performance is likely to remain volatile and headline-driven as investors struggle to evaluate the outlook for central bank policy prescriptions and economic growth overseas. However, we believe our steady, systematic approach is well suited to an environment characterized by both elevated risk and potentially attractive opportunities.

Subadvisor

QS Investors, LLC ("QS Investors"), New York, New York, is the subadvisor for the fund. QS Investors manages and advises assets on behalf of institutional clients and retail funds, providing global expertise in research, portfolio management and quantitative analysis.

Portfolio Management Team

Robert Wang, Head of Portfolio Management and Trading, QS Investors

Began managing the fund in 2006.

• Joined QS Investors in 2010 after 28 years of experience of trading fixed income, foreign exchange and derivative products at Deutsche Asset Management and J.P. Morgan.

• BS, The Wharton School, University of Pennsylvania.

Russell Shtern, CFA, Head of Equity Portfolio Management and Trading, QS Investors

Began managing the fund in 2010.

• Joined QS Investors in 2010 after 11 years of experience as a portfolio manager and trader's assistant with Deutsche Asset Management.

• BBA, Pace University.

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

Terms to Know

The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

The Morningstar Market Neutral category consists of funds that attempt to reduce systematic risk created by factors such as exposure to sectors, market-cap ranges, investment styles, currencies and/or countries. They try to achieve this by matching short positions within each area against long positions. It is not possible to invest directly in an index or category.

The Russell 1000 Index is an unmanaged index that measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Short positions represent the borrowing then selling of a security with the expectation that the security will fall in value. The security can then be purchased and the borrower repaid at a lower price. With a long position, a security is purchased with the expectation that the security will rise in value.

Correlation is a measure of how closely two securities react over time to any given market conditions. A correlation of 1.0 indicates a perfect positive correlation between the performance of two assets, while a correlation of -1.0 indicates a perfect negative correlation. A correlation of zero means the performance of two assets has no correlation whatsoever.

The Standard & Poor's 500 (S&P 500) Index tracks the performance of 500 leading U.S. stocks and is widely considered representative of the U.S. equity market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Diversification neither assures a profit nor guarantees against a loss.

Performance Summary August 31, 2012 (Unaudited)
Average Annual Total Returns as of 8/31/12
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	Life of Fund*
Class A	0.00%	0.48%	1.14%	0.53%
Class C	-0.76%	-0.30%	0.35%	-0.25%
Citigroup 3-Month T-Bill Index†	0.05%	0.10%	0.71%	1.32%
Adjusted for the Maximum Sales Charge
Class A (max 5.75% load)	-5.75%	-1.48%	-0.05%	-0.48%
Class C (max 1.00% CDSC)	-0.76%	-0.30%	0.35%	-0.25%
Citigroup 3-Month T-Bill Index†	0.05%	0.10%	0.71%	1.32%
No Sales Charges
Class S	0.10%	0.62%	1.31%	0.70%
Institutional Class	0.28%	0.82%	1.46%	0.81%
Citigroup 3-Month T-Bill Index†	0.05%	0.10%	0.71%	1.32%

* The Fund commenced operations on October 16, 2006. The performance shown for the index is for the time period of October 31, 2006 through August 31, 2012, which is based on the performance period of the life of the Fund.

Performance in the Average Annual Total Returns table above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated December 1, 2011 are 3.56%, 4.31%, 3.41% and 3.20% for Class A, Class C, Class S and Institutional Class shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)

Yearly periods ended August 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

The growth of $10,000 is cumulative.

Performance of other share classes will vary based on the sales charges and the fee structure of those classes.

* The Fund commenced operations on October 16, 2006. The performance shown for the index is for the time period of October 31, 2006 through August 31, 2012, which is based on the performance period of the life of the Fund.

† The unmanaged Citigroup 3-Month T-Bill Index is representative of the 3-month Treasury market.

Net Asset Value and Distribution Information
	Class A	Class C	Class S	Institutional Class
Net Asset Value: 8/31/12	$9.49	$9.15	$9.55	$9.60
8/31/11	$9.49	$9.22	$9.54	$9.58
Distribution Information: Twelve Months as of 8/31/12: Income Dividends	$—	$—	$—	$.01

Morningstar Rankings — Market Neutral Funds Category as of 8/31/12
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	55	of	101	55
3-Year	26	of	50	51
5-Year	16	of	45	34
Class C 1-Year	60	of	101	60
3-Year	30	of	50	59
5-Year	20	of	45	43
Class S 1-Year	54	of	101	54
3-Year	25	of	50	49
5-Year	13	of	45	28
Class Institutional 1-Year	53	of	101	53
3-Year	23	of	50	45
5-Year	11	of	45	23

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Investment Portfolio as of August 31, 2012
	Shares	Value ($)

Long Positions 100.7%
Common Stocks 95.5%
Consumer Discretionary 15.5%
Auto Components 1.6%
Goodyear Tire & Rubber Co.* (a)	163,800	1,998,360
Lear Corp. (a)	88,700	3,444,221
TRW Automotive Holdings Corp.* (a)	8,700	380,277
Visteon Corp.* (a)	13,800	635,076
		6,457,934
Automobiles 0.3%
General Motors Co.* (a)	61,100	1,304,485
Hotels, Restaurants & Leisure 1.6%
Bally Technologies, Inc.* (a)	9,600	425,184
Brinker International, Inc. (a)	66,700	2,298,482
Dunkin' Brands Group, Inc. (a)	2,400	69,912
Marriott International, Inc. "A" (a)	51,700	1,948,056
Marriott Vacations Worldwide Corp.* (a)	20,500	658,460
Panera Bread Co. "A"* (a)	800	123,920
Penn National Gaming, Inc.* (a)	15,500	608,995
		6,133,009
Household Durables 1.6%
Jarden Corp. (a)	22,700	1,097,091
PulteGroup, Inc.* (a)	90,700	1,240,776
Whirlpool Corp. (a)	53,500	4,037,110
		6,374,977
Internet & Catalog Retail 0.4%
Expedia, Inc. (a)	29,100	1,494,576
Media 0.3%
McGraw-Hill Companies, Inc. (a)	14,500	742,400
Regal Entertainment Group "A" (a)	21,700	301,630
		1,044,030
Multiline Retail 1.9%
Dillard's, Inc. "A" (a)	60,200	4,519,816
Macy's, Inc. (a)	42,400	1,709,144
Sears Holdings Corp.*	26,700	1,408,425
		7,637,385
Specialty Retail 7.4%
Aaron's, Inc. (a)	156,200	4,665,694
American Eagle Outfitters, Inc. (a)	100,200	2,228,448
Ascena Retail Group, Inc.* (a)	72,800	1,441,440
AutoNation, Inc.* (a)	60,200	2,420,040
Best Buy Co., Inc. (a)	232,000	4,115,680
Foot Locker, Inc. (a)	88,900	3,073,273
GameStop Corp. "A" (a)	160,900	3,069,972
PetSmart, Inc. (a)	23,700	1,680,804
RadioShack Corp. (a)	274,500	667,035
Ross Stores, Inc. (a)	5,800	401,302
Sally Beauty Holdings, Inc.* (a)	20,600	566,500
The Gap, Inc. (a)	130,700	4,681,674
		29,011,862
Textiles, Apparel & Luxury Goods 0.4%
Carter's, Inc.* (a)	27,300	1,520,883
Consumer Staples 2.6%
Food & Staples Retailing 1.1%
CVS Caremark Corp. (a)	23,100	1,052,205
Kroger Co. (a)	57,500	1,281,100
Safeway, Inc. (a)	23,200	363,080
Whole Foods Market, Inc. (a)	18,500	1,789,875
		4,486,260
Food Products 1.1%
Bunge Ltd. (a)	35,400	2,253,210
Dean Foods Co.* (a)	67,200	1,103,424
Smithfield Foods, Inc.* (a)	60,100	1,161,132
		4,517,766
Personal Products 0.2%
Nu Skin Enterprises, Inc. "A" (a)	15,400	638,946
Tobacco 0.2%
Altria Group, Inc. (a)	18,600	631,656
Energy 8.9%
Energy Equipment & Services 0.5%
Diamond Offshore Drilling, Inc. (a)	28,100	1,883,262
Oil, Gas & Consumable Fuels 8.4%
Chesapeake Energy Corp. (a)	62,200	1,203,570
HollyFrontier Corp. (a)	117,900	4,750,191
Marathon Oil Corp. (a)	168,200	4,679,324
Marathon Petroleum Corp. (a)	95,500	4,942,125
Murphy Oil Corp. (a)	72,800	3,736,824
Phillips 66 (a)	84,000	3,528,000
Tesoro Corp. (a)	119,400	4,744,956
Valero Energy Corp. (a)	158,100	4,942,206
WPX Energy, Inc.* (a)	49,600	773,760
		33,300,956
Financials 16.5%
Capital Markets 0.5%
American Capital Ltd.* (a)	35,800	393,442
Ares Capital Corp. (a)	76,300	1,317,701
Raymond James Financial, Inc. (a)	9,000	316,800
		2,027,943
Commercial Banks 3.6%
Associated Banc-Corp. (a)	187,700	2,432,592
CapitalSource, Inc. (a)	54,300	376,299
First Citizens BancShares, Inc. "A" (a)	1,900	313,766
KeyCorp (a)	226,000	1,905,180
Regions Financial Corp. (a)	571,200	3,975,552
SunTrust Banks, Inc. (a)	129,800	3,267,066
Zions Bancorp. (a)	105,100	2,023,175
		14,293,630
Consumer Finance 2.1%
Capital One Financial Corp. (a)	45,200	2,555,156
Discover Financial Services (a)	92,000	3,563,160
SLM Corp. (a)	139,500	2,197,125
		8,315,441
Diversified Financial Services 0.2%
Citigroup, Inc. (a)	23,000	683,330
Insurance 4.9%
Alleghany Corp.* (a)	2,800	944,020
Allstate Corp. (a)	12,600	469,728
American International Group, Inc.* (a)	36,200	1,242,746
Arch Capital Group Ltd.* (a)	48,500	1,935,635
Aspen Insurance Holdings Ltd. (a)	10,300	299,524
Assured Guaranty Ltd. (a)	23,300	307,560
Cincinnati Financial Corp. (a)	71,100	2,748,726
Everest Re Group Ltd. (a)	12,400	1,285,384
Fidelity National Financial, Inc. "A" (a)	101,900	1,919,796
Hanover Insurance Group, Inc. (a)	17,200	613,868
Markel Corp.* (a)	1,300	565,370
MBIA, Inc.* (a)	171,100	1,861,568
RenaissanceRe Holdings Ltd. (a)	28,600	2,209,350
Validus Holdings Ltd. (a)	62,200	2,084,322
White Mountains Insurance Group Ltd. (a)	1,900	988,646
		19,476,243
Real Estate Investment Trusts 4.9%
Apartment Investment & Management Co. "A" (REIT) (a)	18,700	495,176
Brandywine Realty Trust (REIT) (a)	212,300	2,590,060
CBL & Associates Properties, Inc. (REIT) (a)	173,800	3,714,106
CommonWealth REIT (REIT) (a)	59,500	890,715
Corporate Office Properties Trust (REIT) (a)	85,200	1,905,072
Hospitality Properties Trust (REIT) (a)	128,400	3,090,588
Post Properties, Inc. (REIT) (a)	33,100	1,689,755
Taubman Centers, Inc. (REIT) (a)	14,600	1,168,292
Weyerhaeuser Co. (REIT) (a)	149,900	3,734,009
		19,277,773
Real Estate Management & Development 0.3%
CBRE Group, Inc. "A"* (a)	19,900	344,469
Forest City Enterprises, Inc. "A"* (a)	56,300	849,004
		1,193,473
Health Care 12.2%
Biotechnology 2.2%
Amgen, Inc. (a)	33,600	2,819,712
Celgene Corp.* (a)	6,200	446,648
Onyx Pharmaceuticals, Inc.* (a)	28,000	2,013,760
Regeneron Pharmaceuticals, Inc.* (a)	17,800	2,635,290
United Therapeutics Corp.* (a)	11,200	606,144
		8,521,554
Health Care Equipment & Supplies 1.1%
CareFusion Corp.* (a)	24,800	651,496
Hologic, Inc.* (a)	64,800	1,272,024
ResMed, Inc.* (a)	36,800	1,382,576
Thoratec Corp.* (a)	35,800	1,213,262
		4,519,358
Health Care Providers & Services 5.9%
Aetna, Inc. (a)	82,300	3,161,143
AmerisourceBergen Corp. (a)	40,400	1,556,208
CIGNA Corp. (a)	18,400	842,168
Community Health Systems, Inc.* (a)	115,700	3,128,528
Health Net, Inc.* (a)	106,900	2,485,425
LifePoint Hospitals, Inc.* (a)	8,200	331,444
McKesson Corp. (a)	15,600	1,358,916
Omnicare, Inc. (a)	15,500	501,890
Tenet Healthcare Corp.* (a)	454,600	2,359,374
UnitedHealth Group, Inc. (a)	77,500	4,208,250
WellPoint, Inc. (a)	56,800	3,400,616
		23,333,962
Health Care Technology 0.3%
Allscripts Healthcare Solutions, Inc.* (a)	100,800	1,058,400
Life Sciences Tools & Services 0.9%
Charles River Laboratories International, Inc.* (a)	13,600	493,952
Illumina, Inc.* (a)	75,400	3,172,832
		3,666,784
Pharmaceuticals 1.8%
Eli Lilly & Co. (a)	109,100	4,899,681
Pfizer, Inc. (a)	17,800	424,708
Warner Chilcott PLC "A" (a)	48,700	663,294
Watson Pharmaceuticals, Inc.* (a)	12,100	984,335
		6,972,018
Industrials 10.1%
Aerospace & Defense 2.6%
Alliant Techsystems, Inc. (a)	16,000	783,840
Boeing Co. (a)	6,200	442,680
Exelis, Inc. (a)	52,400	529,240
Huntington Ingalls Industries, Inc.* (a)	85,800	3,438,006
Northrop Grumman Corp. (a)	62,600	4,187,314
Textron, Inc. (a)	28,400	758,848
		10,139,928
Airlines 0.4%
Southwest Airlines Co. (a)	184,700	1,651,218
Commercial Services & Supplies 0.1%
R.R. Donnelley & Sons Co. (a)	53,300	585,234
Construction & Engineering 1.6%
Chicago Bridge & Iron Co. NV (a)	63,900	2,352,798
URS Corp. (a)	111,300	4,052,433
		6,405,231
Electrical Equipment 0.3%
General Cable Corp.* (a)	40,700	1,102,563
Machinery 4.1%
AGCO Corp.* (a)	38,800	1,633,092
Ingersoll-Rand PLC (a)	66,800	3,123,568
ITT Corp. (a)	226,700	4,511,330
Nordson Corp. (a)	13,100	770,411
Oshkosh Corp.* (a)	186,500	4,725,910
Terex Corp.* (a)	58,400	1,288,888
		16,053,199
Professional Services 0.1%
Equifax, Inc. (a)	8,400	384,552
Road & Rail 0.6%
Con-way, Inc. (a)	42,400	1,285,144
Hertz Global Holdings, Inc.* (a)	64,000	907,520
		2,192,664
Trading Companies & Distributors 0.3%
GATX Corp. (a)	23,300	959,028
MRC Global, Inc.* (a)	11,300	248,939
		1,207,967
Information Technology 16.6%
Communications Equipment 2.2%
Brocade Communications Systems, Inc.* (a)	610,900	3,543,220
Cisco Systems, Inc. (a)	193,400	3,690,072
EchoStar Corp. "A"* (a)	60,200	1,626,002
		8,859,294
Computers & Peripherals 1.5%
Dell, Inc.* (a)	28,300	299,697
Diebold, Inc. (a)	44,500	1,449,810
NCR Corp.* (a)	52,600	1,177,714
Western Digital Corp.* (a)	75,900	3,174,138
		6,101,359
Electronic Equipment, Instruments & Components 2.3%
Arrow Electronics, Inc.* (a)	25,500	924,375
Avnet, Inc.* (a)	24,900	802,029
Itron, Inc.* (a)	63,100	2,736,016
Jabil Circuit, Inc. (a)	15,000	341,700
Tech Data Corp.* (a)	23,500	1,141,630
Vishay Intertechnology, Inc.* (a)	313,000	2,992,280
		8,938,030
Internet Software & Services 2.3%
Akamai Technologies, Inc.* (a)	17,100	641,421
AOL, Inc.* (a)	140,500	4,730,635
Equinix, Inc.* (a)	900	177,885
IAC/InterActiveCorp. (a)	66,400	3,442,176
		8,992,117
IT Services 3.9%
Computer Sciences Corp. (a)	133,400	4,296,814
CoreLogic, Inc.* (a)	116,200	2,858,520
Lender Processing Services, Inc. (a)	131,000	3,677,170
SAIC, Inc. (a)	232,100	2,833,941
Teradata Corp.* (a)	3,800	290,244
Total System Services, Inc. (a)	60,400	1,400,072
		15,356,761
Semiconductors & Semiconductor Equipment 3.0%
Advanced Micro Devices, Inc.* (a)	690,600	2,569,032
First Solar, Inc.* (a)	74,400	1,487,256
KLA-Tencor Corp. (a)	45,200	2,319,212
LSI Corp.* (a)	100,100	779,779
Microchip Technology, Inc. (a)	18,000	625,500
Micron Technology, Inc.* (a)	277,800	1,725,138
Teradyne, Inc.* (a)	159,100	2,485,142
		11,991,059
Software 1.4%
Cadence Design Systems, Inc.* (a)	93,900	1,239,480
Solarwinds, Inc.* (a)	75,400	4,137,952
		5,377,432
Materials 7.9%
Chemicals 5.6%
Cabot Corp. (a)	22,400	780,192
CF Industries Holdings, Inc. (a)	21,700	4,492,117
Cytec Industries, Inc. (a)	8,400	575,148
LyondellBasell Industries NV "A" (a)	69,200	3,379,728
Monsanto Co. (a)	6,300	548,793
NewMarket Corp. (a)	2,100	516,852
PPG Industries, Inc. (a)	33,900	3,729,678
The Sherwin-Williams Co. (a)	22,300	3,190,684
Valspar Corp. (a)	60,200	3,211,068
W.R. Grace & Co.* (a)	9,300	537,168
Westlake Chemical Corp. (a)	18,100	1,244,918
		22,206,346
Containers & Packaging 0.6%
Packaging Corp. of America (a)	66,900	2,142,138
Metals & Mining 0.6%
Commercial Metals Co. (a)	36,700	467,558
Molycorp, Inc.* (a)	20,000	230,200
United States Steel Corp. (a)	82,000	1,594,900
		2,292,658
Paper & Forest Products 1.1%
Domtar Corp. (a)	60,800	4,404,352
Telecommunication Services 2.6%
Diversified Telecommunication Services 0.2%
Verizon Communications, Inc. (a)	16,500	708,510
Wireless Telecommunication Services 2.4%
MetroPCS Communications, Inc.* (a)	112,900	1,098,517
Sprint Nextel Corp.* (a)	613,000	2,973,050
Telephone & Data Systems, Inc. (a)	193,399	4,742,143
United States Cellular Corp.* (a)	15,200	576,840
		9,390,550
Utilities 2.6%
Electric Utilities 0.4%
NV Energy, Inc. (a)	99,000	1,736,460
Independent Power Producers & Energy Traders 1.2%
Calpine Corp.* (a)	144,000	2,527,200
NRG Energy, Inc. (a)	102,600	2,189,484
		4,716,684
Multi-Utilities 0.7%
Ameren Corp. (a)	84,000	2,748,481
Water Utilities 0.3%
American Water Works Co., Inc. (a)	27,800	1,024,986
Total Common Stocks (Cost $335,583,484)		376,487,669

Cash Equivalents 5.2%
Central Cash Management Fund, 0.14% (b) (Cost $20,597,104)	20,597,104	20,597,104

	% of Net Assets	Value ($)

Total Long Positions (Cost $356,180,588)†	100.7	397,084,773
Other Assets and Liabilities, Net	93.9	370,545,938
Securities Sold Short	(94.6)	(373,142,861)
Net Assets	100.0	394,487,850

† The cost for federal income tax purposes was $362,161,689. At August 31, 2012, net unrealized appreciation for all securities based on tax cost was $34,923,084. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $47,343,800 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $12,420,716.
	Shares	Value ($)

Common Stocks Sold Short 94.6%
Consumer Discretionary 18.4%
Auto Components 2.3%
BorgWarner, Inc.	14,700	1,011,066
Gentex Corp.	219,800	3,850,896
Johnson Controls, Inc.	161,100	4,383,531
		9,245,493
Automobiles 0.9%
Ford Motor Co.	309,600	2,891,664
Harley-Davidson, Inc.	17,100	717,516
		3,609,180
Distributors 0.2%
LKQ Corp.	22,400	845,376
Diversified Consumer Services 0.8%
DeVry, Inc.	162,200	3,132,082
Hotels, Restaurants & Leisure 2.2%
Darden Restaurants, Inc.	22,600	1,174,070
Hyatt Hotels Corp. "A"	68,800	2,609,584
International Game Technology	54,400	668,576
WMS Industries, Inc.	78,200	1,245,726
Wynn Resorts Ltd.	9,200	949,164
Yum! Brands, Inc.	28,400	1,809,648
		8,456,768
Household Durables 0.4%
Harman International Industries, Inc.	10,000	460,300
Tempur-Pedic International, Inc.	34,000	1,062,160
		1,522,460
Internet & Catalog Retail 1.2%
Amazon.com, Inc.	13,600	3,375,928
Priceline.com, Inc.	1,300	785,941
TripAdvisor, Inc.	12,300	411,312
		4,573,181
Leisure Equipment & Products 0.2%
Hasbro, Inc.	25,400	952,754
Media 0.6%
Cablevision Systems Corp. (New York Group) "A"	108,000	1,614,600
Liberty Global, Inc. "A"	15,000	829,050
		2,443,650
Multiline Retail 1.6%
Big Lots, Inc.	57,400	1,747,256
Family Dollar Stores, Inc.	18,300	1,164,612
Kohl's Corp.	63,300	3,304,260
		6,216,128
Specialty Retail 5.3%
Abercrombie & Fitch Co. "A"	101,900	3,667,381
CarMax, Inc.	121,100	3,704,449
Dick's Sporting Goods, Inc.	7,300	363,248
DSW, Inc. "A"	12,300	793,596
Guess?, Inc.	115,800	3,017,748
Tiffany & Co.	77,500	4,801,125
Tractor Supply Co.	25,700	2,453,836
Urban Outfitters, Inc.	40,600	1,524,124
Williams-Sonoma, Inc.	17,200	705,544
		21,031,051
Textiles, Apparel & Luxury Goods 2.7%
Coach, Inc.	69,400	4,034,222
Fossil, Inc.	47,900	4,069,105
Hanesbrands, Inc.	13,700	444,291
NIKE, Inc. "B"	22,200	2,161,392
		10,709,010
Consumer Staples 4.7%
Beverages 0.3%
Coca-Cola Co.	32,600	1,219,240
Food & Staples Retailing 0.9%
Sysco Corp.	114,400	3,466,320
Food Products 2.4%
General Mills, Inc.	30,500	1,199,565
H.J. Heinz Co.	40,000	2,228,800
Kellogg Co.	32,400	1,641,060
Mead Johnson Nutrition Co.	61,900	4,539,127
		9,608,552
Household Products 0.8%
Clorox Co.	11,700	851,175
Procter & Gamble Co.	32,900	2,210,551
		3,061,726
Personal Products 0.3%
Avon Products, Inc.	68,600	1,059,870
Energy 8.4%
Energy Equipment & Services 2.2%
Dresser-Rand Group, Inc.	38,000	1,923,560
FMC Technologies, Inc.	76,700	3,592,628
Nabors Industries Ltd.	49,900	737,023
Rowan Companies PLC "A"	71,300	2,508,334
		8,761,545
Oil, Gas & Consumable Fuels 6.2%
Cabot Oil & Gas Corp.	19,200	795,072
Cheniere Energy, Inc.	50,300	742,428
CONSOL Energy, Inc.	145,200	4,385,040
EQT Corp.	53,800	2,903,048
Exxon Mobil Corp.	6,800	593,640
Newfield Exploration Co.	21,900	714,597
Noble Energy, Inc.	4,700	413,130
Peabody Energy Corp.	69,500	1,503,285
Pioneer Natural Resources Co.	46,800	4,556,448
QEP Resources, Inc.	12,000	344,280
Range Resources Corp.	57,800	3,767,982
SM Energy Co.	39,100	1,846,693
Spectra Energy Corp.	19,000	536,940
Teekay Corp.	25,400	751,332
World Fuel Services Corp.	10,700	398,147
		24,252,062
Financials 15.2%
Capital Markets 3.5%
Ameriprise Financial, Inc.	20,500	1,125,655
Charles Schwab Corp.	138,300	1,865,667
Franklin Resources, Inc.	20,200	2,371,480
Invesco Ltd.	33,400	790,912
Lazard Ltd. "A"	131,700	3,752,133
TD Ameritrade Holding Corp.	111,700	1,911,187
Waddell & Reed Financial, Inc. "A"	63,000	1,864,800
		13,681,834
Commercial Banks 1.2%
Bank of Hawaii Corp.	15,900	735,057
Cullen/Frost Bankers, Inc.	25,700	1,428,920
First Horizon National Corp.	106,100	950,656
First Niagara Financial Group, Inc.	126,300	996,507
Fulton Financial Corp.	85,400	830,942
		4,942,082
Diversified Financial Services 0.6%
CME Group, Inc.	33,500	1,839,150
The NASDAQ OMX Group, Inc.	19,500	445,965
		2,285,115
Insurance 3.5%
American Financial Group, Inc.	20,300	762,468
Aon PLC	26,100	1,356,156
Genworth Financial, Inc. "A"	130,000	687,700
Hartford Financial Services Group, Inc.	30,400	545,072
Kemper Corp.	10,600	324,360
Lincoln National Corp.	99,000	2,298,780
Principal Financial Group, Inc.	90,300	2,477,832
Progressive Corp.	99,400	1,941,282
Protective Life Corp.	49,200	1,389,900
StanCorp Financial Group, Inc.	68,900	2,151,058
		13,934,608
Real Estate Investment Trusts 5.4%
American Capital Agency Corp. (REIT)	52,200	1,818,648
American Tower Corp. (REIT)	8,200	577,280
Annaly Capital Management, Inc. (REIT)	162,000	2,804,220
AvalonBay Communities, Inc. (REIT)	12,300	1,740,696
BRE Properties, Inc. (REIT)	41,600	2,076,672
Federal Realty Investment Trust (REIT)	13,300	1,435,203
HCP, Inc. (REIT)	46,100	2,114,146
Prologis, Inc. (REIT)	139,100	4,753,047
Rayonier, Inc. (REIT)	17,400	852,426
UDR, Inc. (REIT)	122,700	3,098,175
		21,270,513
Thrifts & Mortgage Finance 1.0%
Capitol Federal Financial, Inc.	33,100	392,897
People's United Financial, Inc.	244,700	2,929,059
TFS Financial Corp.	60,400	533,936
		3,855,892
Health Care 9.4%
Biotechnology 0.9%
ARIAD Pharmaceuticals, Inc.	40,200	826,512
BioMarin Pharmaceutical, Inc.	33,400	1,247,156
Vertex Pharmaceuticals, Inc.	29,200	1,557,236
		3,630,904
Health Care Equipment & Supplies 4.6%
Becton, Dickinson & Co.	61,400	4,665,172
Covidien PLC	48,300	2,707,215
DENTSPLY International, Inc.	93,100	3,376,737
Edwards Lifesciences Corp.	32,000	3,267,520
IDEXX Laboratories, Inc.	13,500	1,283,310
Stryker Corp.	9,700	516,622
Varian Medical Systems, Inc.	41,500	2,439,785
		18,256,361
Health Care Providers & Services 1.4%
AMERIGROUP Corp.	4,500	409,140
Laboratory Corp. of America Holdings	48,700	4,283,165
VCA Antech, Inc.	48,400	936,056
		5,628,361
Life Sciences Tools & Services 1.9%
Bruker Corp.	26,000	314,860
Life Technologies Corp.	35,800	1,708,018
Techne Corp.	15,000	1,028,550
Waters Corp.	52,200	4,185,918
		7,237,346
Pharmaceuticals 0.6%
Hospira, Inc.	71,000	2,384,180
Industrials 12.2%
Aerospace & Defense 0.7%
Rockwell Collins, Inc.	55,700	2,722,059
Air Freight & Logistics 1.6%
C.H. Robinson Worldwide, Inc.	32,200	1,822,842
Expeditors International of Washington, Inc.	122,800	4,495,708
		6,318,550
Building Products 0.8%
Owens Corning, Inc.	91,500	3,052,440
Commercial Services & Supplies 0.4%
Corrections Corp. of America	18,000	599,580
Iron Mountain, Inc.	34,400	1,128,320
		1,727,900
Construction & Engineering 0.4%
KBR, Inc.	52,200	1,414,098
Electrical Equipment 1.6%
GrafTech International Ltd.	232,500	2,178,525
Rockwell Automation, Inc.	57,600	4,150,656
		6,329,181
Machinery 5.5%
Caterpillar, Inc.	15,100	1,288,483
Cummins, Inc.	21,000	2,039,310
Deere & Co.	15,300	1,149,183
Donaldson Co., Inc.	16,600	585,814
Eaton Corp.	101,400	4,534,608
Gardner Denver, Inc.	40,800	2,459,424
Illinois Tool Works, Inc.	14,700	871,563
Joy Global, Inc.	31,900	1,702,822
Navistar International Corp.	105,100	2,310,098
PACCAR, Inc.	27,400	1,093,534
Pall Corp.	42,000	2,331,420
SPX Corp.	20,600	1,316,340
		21,682,599
Marine 0.5%
Kirby Corp.	39,700	2,090,205
Professional Services 0.3%
Dun & Bradstreet Corp.	13,200	1,068,540
Road & Rail 0.2%
J.B. Hunt Transport Services, Inc.	13,300	697,452
Trading Companies & Distributors 0.2%
MSC Industrial Direct Co., Inc. "A"	5,600	388,080
WESCO International, Inc.	9,600	554,688
		942,768
Information Technology 14.3%
Communications Equipment 3.6%
Acme Packet, Inc.	176,100	3,361,749
F5 Networks, Inc.	8,200	799,418
JDS Uniphase Corp.	267,800	2,996,682
Juniper Networks, Inc.	180,700	3,151,408
Polycom, Inc.	324,700	3,383,374
Riverbed Technology, Inc.	26,400	527,736
		14,220,367
Computers & Peripherals 0.5%
Hewlett-Packard Co.	48,300	815,304
NetApp, Inc.	9,900	341,748
QLogic Corp.	59,400	722,898
		1,879,950
Electronic Equipment, Instruments & Components 1.4%
Corning, Inc.	127,600	1,529,924
Dolby Laboratories, Inc. "A"	29,500	978,810
FLIR Systems, Inc.	113,800	2,253,240
National Instruments Corp.	30,900	795,984
		5,557,958
Internet Software & Services 1.0%
Rackspace Hosting, Inc.	64,500	3,868,710
IT Services 3.6%
Accenture PLC "A"	39,200	2,414,720
Automatic Data Processing, Inc.	52,400	3,043,392
Global Payments, Inc.	114,900	4,785,585
VeriFone Systems, Inc.	67,400	2,341,476
Western Union Co.	84,700	1,491,567
		14,076,740
Semiconductors & Semiconductor Equipment 2.5%
Altera Corp.	24,000	895,920
Analog Devices, Inc.	63,700	2,531,438
Atmel Corp.	594,500	3,525,385
Cypress Semiconductor Corp.	39,900	463,239
Fairchild Semiconductor International, Inc.	64,800	940,896
International Rectifier Corp.	18,500	322,085
PMC-Sierra, Inc.	239,100	1,398,735
		10,077,698
Software 1.7%
Electronic Arts, Inc.	74,700	995,751
Informatica Corp.	52,100	1,698,460
Rovi Corp.	65,300	1,001,702
Salesforce.com, Inc.	11,300	1,640,534
Solera Holdings, Inc.	31,100	1,279,143
		6,615,590
Materials 9.2%
Chemicals 4.8%
Air Products & Chemicals, Inc.	28,200	2,328,756
Celanese Corp. "A"	64,300	2,460,118
Dow Chemical Co.	92,800	2,719,968
E.I. du Pont de Nemours & Co.	62,200	3,094,450
Ecolab, Inc.	20,900	1,338,227
International Flavors & Fragrances, Inc.	45,500	2,753,660
Praxair, Inc.	6,600	696,300
Sigma-Aldrich Corp.	51,300	3,643,839
		19,035,318
Containers & Packaging 1.2%
AptarGroup, Inc.	19,200	972,480
Sealed Air Corp.	254,500	3,631,715
		4,604,195
Metals & Mining 3.2%
Allied Nevada Gold Corp.	69,500	2,264,310
Cliffs Natural Resources, Inc.	44,400	1,591,296
Compass Minerals International, Inc.	62,400	4,481,568
Nucor Corp.	32,600	1,227,390
Southern Copper Corp.	59,400	1,932,876
Walter Energy, Inc.	41,800	1,366,860
		12,864,300
Telecommunication Services 1.6%
Diversified Telecommunication Services 0.5%
Level 3 Communications, Inc.	29,600	637,880
tw telecom, Inc.	45,000	1,131,750
		1,769,630
Wireless Telecommunication Services 1.1%
SBA Communications Corp. "A"	77,700	4,644,906
Utilities 1.2%
Gas Utilities 0.8%
AGL Resources, Inc.	18,200	721,630
National Fuel Gas Co.	48,100	2,400,190
		3,121,820
Multi-Utilities 0.4%
Integrys Energy Group, Inc.	21,300	1,149,987
SCANA Corp.	7,100	336,256
		1,486,243
Total Common Stocks Sold Short (Proceeds $384,442,572)		373,142,861

* Non-income producing security.

(a) All or a portion of these securities are pledged as collateral for short sales.

(b) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of August 31, 2012 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Common Stocks (c)	$376,487,669	$—	$—	$376,487,669
Short-Term Investments	20,597,104	—	—	20,597,104
Total	$397,084,773	$—	$—	$397,084,773
Liabilities
Investments Sold Short, at Value (c)	$(373,142,861)	$—	$—	$(373,142,861)
Total	$(373,142,861)	$—	$—	$(373,142,861)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended August 31, 2012.

(c) See Investment Portfolio for additional detailed categorizations.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of August 31, 2012
Assets
Investments: Investments in non-affiliated securities, at value (cost $335,583,484)	$376,487,669
Investment in Central Cash Management Fund (cost $20,597,104)	20,597,104
Total investments in securities, at value (cost $356,180,588)	397,084,773
Deposits with broker for securities sold short	372,349,854
Receivable for Fund shares sold	452,509
Dividends receivable	918,181
Interest receivable	1,349
Due from Advisor	9,277
Other assets	12,611
Total assets	770,828,554
Liabilities
Payable for securities sold short, at value (proceeds of $384,442,572)	373,142,861
Payable for Fund shares redeemed	2,011,439
Dividends payable for securities sold short	454,762
Accrued management fee	424,923
Accrued Trustees' fee	3,842
Other accrued expenses and payables	302,877
Total liabilities	376,340,704
Net assets, at value	$394,487,850
Net Assets Consist of
Net investment loss	(4,358,985)
Net unrealized appreciation (depreciation) on: Investments	40,904,185
Securities sold short	11,299,711
Accumulated net realized gain (loss)	(30,900,079)
Paid-in capital	377,543,018
Net assets, at value	$394,487,850

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of August 31, 2012 (continued)
Net Asset Value
Class A Net Asset Value and redemption price per share ($59,719,342 ÷ 6,295,889 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.49
Maximum offering price per share (100 ÷ 94.25 of $9.49)	$10.07
Class C Net Asset Value, offering and redemption price (subject to contingent deferred sales charge) per share ($19,444,199 ÷ 2,125,381 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.15
Class S Net Asset Value, offering and redemption price per share ($77,497,516 ÷ 8,111,122 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.55
Institutional Class Net Asset Value, offering and redemption price per share ($237,826,793 ÷ 24,783,107 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$9.60

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended August 31, 2012
Investment Income
Income: Dividends (net of foreign taxes withheld of $15,602)	$6,219,143
Income distributions — Central Cash Management Fund	25,716
Total income	6,244,859
Expenses: Management fee	5,008,127
Administration fee	400,650
Services to shareholders	313,806
Distribution and service fees	401,220
Custodian fee	21,722
Professional fees	78,125
Reports to shareholders	52,624
Registration fees	93,076
Trustees' fees and expenses	17,744
Interest expense on securities sold short	540,825
Dividend expense on securities sold short	7,554,086
Other	23,350
Total expenses before expense reductions	14,505,355
Expense reductions	(66,473)
Total expenses after expense reductions	14,438,882
Net investment income (loss)	(8,194,023)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	(619,923)
Securities sold short	(4,952,139)
(5,572,062)
Change in net unrealized appreciation (depreciation) on: Investments	45,150,067
Securities sold short	(31,092,135)
14,057,932
Net gain (loss)	8,485,870
Net increase (decrease) in net assets resulting from operations	$291,847

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended August 31,
Increase (Decrease) in Net Assets	2012	2011
Operations: Net investment income (loss)	$(8,194,023)	$(7,100,654)
Net realized gain (loss)	(5,572,062)	(2,265,653)
Change in net unrealized appreciation (depreciation)	14,057,932	11,815,859
Net increase (decrease) in net assets resulting from operations	291,847	2,449,552
Distributions to shareholders from: Net investment income: Institutional Class	(147,379)	—
Net realized gains: Class A	—	(757,165)
Net realized gains: Class A	—	(757,165)
Class C	—	(219,903)
Class C	—	(219,903)
Class S	—	(769,232)
Institutional Class	—	(1,654,316)
Total distributions	(147,379)	(3,400,616)
Fund share transactions: Proceeds from shares sold	190,186,523	218,604,533
Reinvestment of distributions	139,326	2,791,211
Payments for shares redeemed	(160,330,901)	(199,626,583)
Net increase (decrease) in net assets from Fund share transactions	29,994,948	21,769,161
Increase (decrease) in net assets	30,139,416	20,818,097
Net assets at beginning of period	364,348,434	343,530,337
Net assets at end of period (including net investment loss of $4,358,985 and $0, respectively)	$394,487,850	$364,348,434

The accompanying notes are an integral part of the financial statements.

Financial Highlights
Years Ended August 31,
Class A	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.49	$9.48	$9.52	$9.65	$9.64
Income (loss) from investment operations: Net investment income (loss)a	(.21)	(.19)	(.24)	(.11)	.07
Net realized and unrealized gain (loss)	.21	.28	.28	.32	.12
Total from investment operations	.00	.09	.04	.21	.19
Less distributions from: Net investment income	—	—	—	(.01)	(.18)
Net realized gains	—	(.08)	(.08)	(.34)	—
Total distributions	—	(.08)	(.08)	(.35)	(.18)
Redemption fees	—	—	—	.01	.00	*
Net asset value, end of period	$9.49	$9.49	$9.48	$9.52	$9.65
Total Return (%)b	.00	c	1.06	.38	c	2.14	c	2.12	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	60	82	79	81	21
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.83	3.56	3.67	3.09	3.25
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.77	3.56	3.64	2.95	2.95
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.75	1.79	1.80	1.75	1.65
Ratio of net investment income (loss) (%)	(2.25)	(2.04)	(2.53)	(1.19)	.67
Portfolio turnover rate (%)	597	481	393	525	967
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended August 31,
Class C	2012		2011	2010		2009		2008
Selected Per Share Data
Net asset value, beginning of period	$9.22		$9.29	$9.40		$9.59		$9.59
Income (loss) from investment operations: Net investment income (loss)a	(.27)		(.25)	(.30)		(.18)		(.01)
Net realized and unrealized gain (loss)	.20		.26	.27		.32		.12
Total from investment operations	(.07)		.01	(.03)		.14		.11
Less distributions from: Net investment income	—		—	—		—		(.11)
Net realized gains	—		(.08)	(.08)		(.34)		—
Total distributions	—		(.08)	(.08)		(.34)		(.11)
Redemption fees	—		—	—		.01		.00	*
Net asset value, end of period	$9.15		$9.22	$9.29		$9.40		$9.59
Total Return (%)b	(.76	)c	.32	(.47	)c	1.54	c	1.15	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	19		24	23		15		3
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.54		4.31	4.42		3.84		4.06
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	4.52		4.31	4.40		3.70		3.77
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	2.50		2.54	2.56		2.50		2.47
Ratio of net investment income (loss) (%)	(2.99)		(2.78)	(3.29)		(1.94)		(.15)
Portfolio turnover rate (%)	597		481	393		525		967
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended August 31,
Class S	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.54	$9.51	$9.54	$9.66	$9.65
Income (loss) from investment operations: Net investment income (loss)a	(.19)	(.17)	(.22)	(.09)	.08
Net realized and unrealized gain (loss)	.20	.28	.27	.32	.13
Total from investment operations	.01	.11	.05	.23	.21
Less distributions from: Net investment income	—	—	—	(.02)	(.20)
Net realized gains	—	(.08)	(.08)	(.34)	—
Total distributions	—	(.08)	(.08)	(.36)	(.20)
Redemption fees	—	—	—	.01	.00 *
Net asset value, end of period	$9.55	$9.54	$9.51	$9.54	$9.66
Total Return (%)b	.10	1.27	.49	2.50	2.21
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	77	61	76	53	4
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.64	3.41	3.54	2.91	3.17
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.61	3.35	3.50	2.70	2.81
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.59	1.58	1.66	1.50	1.51
Ratio of net investment income (loss) (%)	(2.05)	(1.82)	(2.39)	(.94)	.81
Portfolio turnover rate (%)	597	481	393	525	967
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Years Ended August 31,
Institutional Class	2012	2011	2010	2009	2008
Selected Per Share Data
Net asset value, beginning of period	$9.58	$9.53	$9.54	$9.67	$9.65
Income (loss) from investment operations: Net investment income (loss)a	(.18)	(.16)	(.21)	(.08)	.09
Net realized and unrealized gain (loss)	.21	.29	.28	.31	.13
Total from investment operations	.03	.13	.07	.23	.22
Less distributions from: Net investment income	(.01)	—	—	(.03)	(.20)
Net realized gains	—	(.08)	(.08)	(.34)	—
Total distributions	(.01)	(.08)	(.08)	(.37)	(.20)
Redemption fees	—	—	—	.01	.00	*
Net asset value, end of period	$9.60	$9.58	$9.53	$9.54	$9.67
Total Return (%)	.28	1.47	.70	b	2.45	b	2.44	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	238	197	166	98	100
Ratio of expenses before expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.46	3.20	3.30	2.71	3.06
Ratio of expenses after expense reductions (including interest expense and dividend expense for securities sold short) (%)	3.46	3.20	3.30	2.65	2.76
Ratio of expenses after expense reductions (excluding interest expense and dividend expense for securities sold short) (%)	1.44	1.43	1.46	1.45	1.46
Ratio of net investment income (loss) (%)	(1.89)	(1.67)	(2.18)	(.89)	.86
Portfolio turnover rate (%)	597	481	393	525	967
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Disciplined Market Neutral Fund (the "Fund") is a diversified series of DWS Market Trust (the "Trust"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Massachusetts business trust. The Fund is the successor to DWS Disciplined Market Neutral Fund, a series of DWS Equity Trust (the "Predecessor Fund"). On December 1, 2011, the Predecessor Fund transferred all of its assets and liabilities to the Trust, while retaining the same fund name. The transaction had no material effect on an investment in the Fund. All financial and other information contained herein for periods prior to December 1, 2011, is that of the Predecessor Fund.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Long positions for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation. Short positions for which no sales are reported are valued at the calculated mean between the most recent bid and ask quotations on the relevant market or, if a mean cannot be determined, at the most recent ask quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In December 2011, Accounting Standards Update 2011-11 (ASU 2011-11), Disclosures about Offsetting Assets and Liabilities, was issued and is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2011-11 is intended to enhance disclosure requirements on the offsetting of financial assets and liabilities. Management is currently evaluating the application of ASU 2011-11 and its impact, if any, on the Fund's financial statements.

Short Sales. When the Fund takes a short position, it sells at the current market price a stock it does not own but has borrowed in anticipation that the market price of the stock will decline. To complete, or close out, the short sale transaction, the Fund buys the same stock in the market and returns it to the lender. The Fund will utilize this short sale strategy in conjunction with its long positions in common stock to seek capital appreciation independent of stock market direction.

Upon entering into a short sale, the Fund is required to designate liquid assets it owns in the form of cash or securities as segregated assets at its custodian in an amount at least equal to its obligations to purchase the securities sold short (exclusive of short sale proceeds held with the broker-dealer). For financial statements purposes, segregated cash is reflected as an asset on the Statement of Assets and Liabilities, and the settlement amount for securities sold short is reflected as a corresponding liability. Securities segregated as collateral are identified in the Investment Portfolio. The amount of the liability is marked-to-market to reflect the current value of the short position.

The Fund may receive or pay the net of the broker's fee on the borrowed securities and any income earned on the cash collateral deposited with the broker. The net amounts of income or fees are included as interest income, or interest expense on securities sold short, in the Statement of Operations.

Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which the Fund previously sold the security short. Any loss will be increased by the amount of compensation, interest or dividends, and transaction costs the Fund must pay to a lender of the security. In addition, because the Fund's loss on a short sale stems from increases in the value of the security sold short, the extent of such loss, like the price of the security sold short, is theoretically unlimited. By contrast, the Fund's loss on a long position arises from decreases in the value of the security held by the Fund and therefore is limited by the fact that a security's value cannot drop below zero.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

Under the Regulated Investment Company Modernization Act of 2010, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

At August 31, 2012, the Fund had net tax basis capital loss carryforwards of approximately $24,919,000 of post-enactment short-term losses which may be applied against realized net taxable capital gains indefinitely.

In addition, from November 1, 2011 through August 31, 2012, the Fund elects to defer qualified late year losses of approximately $4,359,000 of net ordinary losses and treat them as arising in the fiscal year ending August 31, 2013.

The Fund has reviewed the tax positions for the open tax years as of August 31, 2012, and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to net investment losses incurred by the Fund and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At August 31, 2012, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforwards	$(24,919,000)
Net unrealized appreciation (depreciation) on investments	$34,923,084

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended August 31,
	2012	2011
Distributions from ordinary income*	$147,379	$—
Distributions from net long-term capital gains	$—	$3,400,616

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust based upon the relative net assets or other appropriate measures.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Dividend income on short sale transactions is recorded on ex-date and disclosed as an expense in the Statement of Operations. Distributions received from REITs in excess of income are recorded as either a reduction of cost of investments or realized gains. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation.

B. Purchases and Sales of Securities

During the year ended August 31, 2012, purchases and sales of investment securities (excluding short sale transactions and short-term investments) aggregated $1,123,993,870 and $1,114,401,553, respectively. Purchases to cover securities sold short and securities sold short aggregated $1,110,340,451 and $1,129,429,592, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund or delegates such responsibility to the Fund's subadvisor.

QS Investors, LLC ("QS Investors") serves as subadvisor with respect to the investment and reinvestment of assets in the Fund, and is paid by the Advisor for its services.

Pursuant to the Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee ("Management Fee") based on the Fund's average daily net assets, computed and accrued daily and payable monthly, at the following annual rates:
First $1 billion of the Fund's average daily net assets	1.25%
Next $1 billion of such net assets	1.20%
Next $1 billion of such net assets	1.15%
Over $3 billion of such net assets	1.10%

Accordingly, for the year ended August 31, 2012, the fee pursuant to the Investment Management Agreement was equivalent to an annual effective rate of 1.25% of the Fund's average daily net assets.

For the period from September 1, 2011 through September 30, 2011 (through November 30, 2011 for Class S), the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) of certain classes as follows:
Class A	1.82%
Class C	2.57%
Class S	1.57%

Effective October 1, 2011 through November 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of the Fund to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) of certain classes as follows:
Class A	1.75%
Class C	2.50%

Effective December 1, 2011 through November 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class S to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and dividend expenses on short sales) at 1.60%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended August 31, 2012, the Administration Fee was $400,650, of which $33,994 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fees it receives from the Fund. For the year ended August 31, 2012, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Waived	Unpaid at August 31, 2012
Class A	$8,521	$8,521	$—
Class C	4,192	4,192	—
Class S	29,844	17,503	—
Institutional Class	9,734	—	2,811
	$52,291	$30,216	$2,811

Distribution and Services Fees. Under the Fund's Class C 12b-1 Plan, DWS Investments Distributors, Inc. ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class C shares. For the year ended August 31, 2012, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at August 31, 2012
Class C	$164,893	$12,358

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to the shareholders of Class A and Class C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For year ended August 31, 2012, the Service Fee was as follows:
Service Fee	Total Aggregated	Waived	Unpaid at August 31, 2012	Annual Effective Rate
Class A	$181,510	$35,187	$24,785	.20%
Class C	54,817	1,070	11,353	.24%
	$236,327	$36,257	$36,138

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for year ended August 31, 2012 aggregated $4,882.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on 1% of the value of the shares redeemed for Class C. For the year ended August 31, 2012, the CDSC for Class C shares aggregated $5,277. A deferred sales charge of up to 0.75% is assessed on certain redemptions of Class A shares. For the year ended August 31, 2012, DIDI received $3,399 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended August 31, 2012, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $21,990, of which $7,145 is unpaid.

Trustees' Fees and Expenses. The Fund paid retainer fees to each Trustee not affiliated with the Advisor, plus specified amounts to the Board Chairperson and to each committee Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

D. Concentration of Ownership

From time to time, the Fund may have a concentration of several shareholder accounts, including affiliated DWS Funds, holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

At August 31, 2012, DWS Alternative Asset Allocation Fund and DWS Select Alternative Allocation Fund held approximately 27% and 23% of the outstanding shares of the Fund, respectively.

E. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $375 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 20 percent of its net assets under the agreement. The Fund had no outstanding loans at August 31, 2012.

F. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended August 31, 2012		Year Ended August 31, 2011
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	3,135,541	$29,639,739	6,633,089	$62,873,711
Class C	278,582	2,549,645	1,050,834	9,723,749
Class S	8,143,009	77,418,804	5,716,618	54,521,417
Institutional Class	8,442,108	80,578,335	9,618,917	91,485,656
		$190,186,523		$218,604,533
Shares issued to shareholders in reinvestment of distributions
Class A	—	$—	67,646	$639,259
Class C	—	—	21,277	196,390
Class S	—	—	41,660	394,936
Institutional Class	14,697	139,326	164,104	1,560,626
		$139,326		$2,791,211
Shares redeemed
Class A	(5,449,497)	$(51,450,729)	(6,453,901)	$(60,542,147)
Class C	(769,515)	(7,024,471)	(937,451)	(8,586,218)
Class S	(6,429,904)	(61,036,591)	(7,295,823)	(68,863,372)
Institutional Class	(4,297,147)	(40,819,110)	(6,536,055)	(61,634,846)
		$(160,330,901)		$(199,626,583)
Net increase (decrease)
Class A	(2,313,956)	$(21,810,990)	246,834	$2,970,823
Class C	(490,933)	(4,474,826)	134,660	1,333,921
Class S	1,713,105	16,382,213	(1,537,545)	(13,947,019)
Institutional Class	4,159,658	39,898,551	3,246,966	31,411,436
		$29,994,948		$21,769,161

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of DWS Market Trust and Shareholders of DWS Disciplined Market Neutral Fund:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of DWS Disciplined Market Neutral Fund (the "Fund"), a series of DWS Market Trust, as of August 31, 2012, and the related statement of operations for the year then ended, the statement of changes in net assets for the two years then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2012, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Disciplined Market Neutral Fund at August 31, 2012, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts October 25, 2012

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, C and S shares limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (March 1, 2012 to August 31, 2012).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

•Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.

Expenses and Value of a $1,000 Investment for the six months ended August 31, 2012 (Unaudited)
Actual Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/12	$989.60	$986.00	$989.60	$991.70
Expenses Paid per $1,000*	$17.65	$21.42	$17.30	$16.42
Hypothetical 5% Fund Return	Class A	Class C	Class S	Institutional Class
Beginning Account Value 3/1/12	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 8/31/12	$1,007.39	$1,003.57	$1,007.74	$1,008.65
Expenses Paid per $1,000*	$17.81	$21.61	$17.46	$16.56

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by 184 (the number of days in the most recent six-month period), then divided by 366.

Annualized Expense Ratios	Class A	Class C	Class S	Institutional Class
DWS Disciplined Market Neutral Fund†	3.53%	4.29%	3.46%	3.28%

† Includes interest and dividend expense on securities sold short of 1.83% for each class.

For more information, please refer to the Fund's prospectus.

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of August 31, 2012. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (Chairman of Education Committee); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	104	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	104	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; North Bennett Street School (Boston); former Directorships: Association of Public Television Stations; Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service; Connecticut College	104	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	104	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	104
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	104	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Washington College (2011 to present); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); Trustee, Pro Publica (charitable organization) (2007-2010); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to 2012)	104	Director, CardioNet, Inc.2 (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	104	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets U.S. Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	104	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, National Horizon, Inc. (non-profit organization); Director and Treasurer, The Phoenix Boys Choir Association	107	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Melinda Morrow6 (1970) Vice President, 2012-present	Director3, Deutsche Asset Management
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, C and Institutional Class:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Portfolio Holdings
Following the fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the fund's current prospectus for more information.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

Investment Management
Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for the fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.
DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.
DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

	Class A	Class C	Class S	Institutional Class
Nasdaq Symbol	DDMAX	DDMCX	DDMSX	DDMIX
CUSIP Number	233376 805	233376 888	233376 870	233376 862
Fund Number	496	796	2096	592

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DDMNF-2
(R-023987-2 10/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS DISCIPLINED MARKET NEUTRAL FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended August 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2012	$55,332	$0	$4,987	$0
2011	$54,143	$0	$4,842	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended August 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2012	$0	$359,967	$0
2011	$0	$285,550	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended August 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2012	$4,987	$359,967	$598,855	$963,809
2011	$4,842	$285,550	$586,510	$876,902

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2011 and 2012 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Disciplined Market Neutral Fund, a series of DWS Market Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	October 30, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	October 30, 2012